UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017

ETHEMA HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

810 Andrews Avenue, Delray Beach, Florida 33483
(Address of principal executive offices)

(561) 450-7679
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2017, Ethema Health Corporation, a Colorado corporation (the “Company”) and its wholly owned subsidiaries Ethema Clinic Muskoka Inc., an Ontario corporation and Seastone Delray Healthcare LLC, a Florida limited liability company (the “Subsidiaries”) and Cranberry Cove Holdings Ltd., an Ontario corporation (“Cranberry”) closed on a private offering (the “Private Offering”) to raise up to $1,500,000 in capital. Pursuant to the Private Offering, the Company and the Subsidiaries jointly and severally issued one senior secured convertible promissory note (the "Note"), bearing a principal amount of up to $1,650,000 in total, to Leonite Capital, LLC, a Delaware limited liability company (the “Investor”).

On December 29, 2017, effective as of December 1, 2017, the Company and the Subsidiaries entered into an Amended and Restated Senior Secured Convertible Promissory Note (the “A&R Note”), which note amends and restates the Note to (a) extend the maturity date to December 1, 2018; (b) remove Cranberry as an obligor; (c) increase the interest rate by 2.00% per annum; and (d) issue an additional 250,000 shares of the Company’s common stock to the Investor. In connection with the execution of the A&R Note, the parties entered into (i) a Securities Purchase Agreement; (ii) a Warrant Agreement under which the Investor will have the right to purchase up to 27,500,000 shares of the Company’ common stock for $0.10 per share, subject to adjustment, for a period of five years (the “Warrant”); (iii) a Security and Pledge Agreement and a General Security Agreement under which the Company and the Subsidiaries will grant the Investor a blanket lien on their assets, and the Company will pledge its equity ownership in the Subsidiaries; and (iv) a First Amendment to the A&R Note, effective January 2, 2018 (the “First Amendment” and together with the foregoing agreements the “Ancillary Agreements”).

At the execution of the Note, the Investor funded an initial tranche of $300,000. Thereafter the Investor funded a second tranche of $156,136.20. Upon the execution of the A&R Note the Investor funded a third tranche of $100,000. Upon the execution of the First Amendment the Investor funded a final tranche of $850,000, with the remaining $93,764 of availability under the A&R Note, as amended, serving as a holdback pursuant to the terms of the First Amendment.

The A&R Note, as amended, and Warrant were offered and issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act, as provided in Rule 506 of Regulation D promulgated thereunder. The A&R Note, as amended, and Warrant, and the shares of common stock issuable upon exercise and/or conversion thereof, have not been registered under the Securities Act, or any other applicable securities laws, and unless so registered may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act.

Item 2.03 Creation of a Direct Financial Obligation.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. In acquiring the A&R Note and Warrant, the Investor made representations to the Company that it met the accredited investor definition of Rule 501 of the Securities Act, and the Company relied on such representations. The A&R Note and Warrant were offered and sold without registration under the Securities Act, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act, as provided in Rule 506 of Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2018

By: /s/ Shawn E. Leon

Name: Shawn E. Leon

Title: CEO